                                                                    Exhibit 10.1


                        FIRST AMENDMENT TO AMENDED AND
                    RESTATED MULTICURRENCY CREDIT AGREEMENT
                    ---------------------------------------

     THIS FIRST AMENDMENT TO AMENDED AND RESTATED MULTICURRENCY CREDIT AGREEMENT, dated as of September 27, 2001 (this "Amendment"), amends the Amended
                                                 ---------
and Restated Multicurrency Credit Agreement, dated as of May 15, 2001 (the "Credit Agreement"), among APW Ltd., a Bermuda corporation (the "Borrower"), the
 ----------------                                                --------
various financial institutions parties thereto (collectively, the "Banks"), Bank
                                                                   -----
One, NA, as syndication agent, The Chase Manhattan Bank, as documentation agent and Bank of America, N.A., as administrative agent. Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

     WHEREAS, the parties hereto have entered into the Credit Agreement, which provides for the Banks to extend certain credit facilities to the Borrower from time to time; and

     WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

     SECTION 1 AMENDMENTS. Effective as of the date hereof, the Credit Agreement shall be amended in accordance with Sections 1.1 through 1.15 below.
                                              ------------         ----

     1.1 Consolidated Net Income. The definition of "Consolidated Net Income"
         -----------------------
in Section 1.1 of the Credit Agreement is hereby amended to state in its
   -----------
entirety as follows:

     "Consolidated Net Income" means, for any period, all amounts which, in
      -----------------------
     conformity with GAAP, would be included under net income on a consolidated income statement of a Person and its Subsidiaries for such period, exclusive of Affiliate equity earnings, inclusive of Affiliate cash dividends (to the extent of Affiliate equity earnings) and exclusive of extraordinary gains and/or nonrecurring gains.

     1.2 EBITDARR. The definition of "EBITDARR" in Section 1.1 of the Credit
         --------                                  -----------
Agreement is hereby amended to state in its entirety as follows:

         "EBITDARR" means, for any period, the sum of EBITDA plus GAAP
          --------                                           ----
         Restructuring Expenses plus Non-GAAP Restructuring Expenses plus, to
                                ----                                 ----
         the extent deducted in the calculation of EBITDA, the cash amendment fee paid under the First Amendment hereto.

     1.3 New Definition. Section 1.1 of the Credit Agreement is hereby amended
         --------------  -----------
by adding the following definitions in proper alphabetical order:

     "Collateral Guarantor" means a Guarantor with respect to which the
      --------------------
     Administrative Agent has a first priority security interest, subject to the UK/US Intercreditor Agreement, in substantially all its assets.

     "Non Collateral Guarantor" means a Guarantor with respect to which the
      ------------------------
     Administrative Agent does not have a first priority security interest, subject to the UK/US Intercreditor Agreement, in substantially all its assets."

     "Specified Business Unit" means the business unit described in the
      -----------------------
     Borrower's letter dated September 26, 2001 to the Administrative Agent.

     "Tier One Collateral Guarantor" means a Collateral Guarantor organized in,
      -----------------------------
     and with all its assets located in, the United States, England, Scotland or Ireland.

     "Tier Two Collateral Guarantor" means a Collateral Guarantor, other than a
      -----------------------------
     Tier One Collateral Guarantor.

     1.4 Unscheduled Mandatory Reductions. Section 2.8(b) of the Credit
         --------------------------------  --------------
Agreement is hereby amended to state in its entirety as follows:

          "(b) Unscheduled Mandatory Reductions.
               --------------------------------

               (i) Issuance of Equity. Upon the issuance of any equity in the
                   ------------------
          Borrower or any of its Subsidiaries, the Combined Commitments shall be reduced, in the manner set forth in the UK/US Intercreditor Agreement, by an aggregate amount equal to 50% of the Net Issuance Proceeds.

               (ii) Issuance of Indebtedness. Upon the issuance of any Funded
                    ------------------------
          Debt, Special Securities or Trust Preferred Securities of the Borrower or any of its Subsidiaries, the Combined Commitments shall be reduced, in the manner set forth in the UK/US Intercreditor Agreement, by an aggregate amount equal to the Net Issuance Proceeds.

               (iii) Net Proceeds of Disposition of Assets. Upon the disposition
                     -------------------------------------
          of any assets of the Borrower or any of its Subsidiaries, except sales of inventory in the ordinary course of business, the sales of receivables pursuant to the Securitization and dispositions less than $1,000,000 per disposition, but subject to a $10,000,000 aggregate limit during the term of this Agreement, the Combined Commitments shall be reduced, in the manner set forth in the UK/US Intercreditor

          Agreement by an aggregate amount equal to the Net Proceeds raised by such disposition; provided, however, that in the case of the disposition of the Specified Business Unit, the Combined Commitments shall be reduced by an amount equal to 40% of the Net Proceeds of such disposition, in the manner set forth in the UK/US Intercreditor Agreement. Availability under the Commitments shall be temporarily restricted by a proportionate share (equal to the "Pro Rata Share" as defined in the UK/US Intercreditor Agreement) of the estimated tax component of any disposition until the earlier of nine months or the payment of the Taxes incurred as a direct result of the disposition. If the Taxes on the disposition are not paid within nine months of the disposition, the Commitments shall be additionally reduced by a share of the estimated tax component of the Net Proceeds from such disposition as required under the UK/US Intercreditor Agreement. If the actual cash Taxes on any disposition are less than the estimated tax component of Net Proceeds, the Commitments shall be reduced by said share of the excess of the estimated tax component less the actual Taxes."

     1.5 Required Guaranties. Section 3.1(b) of the Credit Agreement shall be
         -------------------  --------------
amended to state in its entirety as follows:

          "(b) Required Guaranties. All Domestic Subsidiaries of APW, Ltd.,
               -------------------
     other than Applied Power Credit Corporation and any of the Dissolution Subsidiaries, shall provide or reaffirm existing guaranties. All Dissolution Subsidiaries not dissolved within 30 days of the closing of the First Amendment hereto shall provide guaranties. Subject to Section 3.1(c),
                                                                 --------------
     the Borrower shall, at the request of the Administrative Agent or the Required Banks, cause each of its Subsidiaries required to guarantee its Obligations pursuant to Section 3.1(a), which shall not previously have delivered a Guaranty to execute and deliver such guaranties and deliver such evidence of authority, correctness of signatures and opinions of counsel as the Administrative Agent or the Required Banks may from time to time reasonably request. Notwithstanding the foregoing, the Administrative Agent shall not request, and the Borrower shall not cause, Applied Power Credit Corporation to guaranty the Obligations of the Borrower and the Borrower may designate Foreign Subsidiaries not to be Guarantors, so long as at no time shall the combined Tangible Net Assets of such Foreign Subsidiaries (excluding stock of Guarantors) exceed $100,000,000 and so long as, except as otherwise provided herein, the Borrower has used its commercially reasonable best efforts to provide Guarantees from all Subsidiaries located in Brazil, Germany, the United Kingdom, Ireland and Denmark. The Administrative Agent is authorized to release any Guaranty of a Dissolution Subsidiary, upon its dissolution."

     1.6 Action with Non Guarantors. Section 3.1(c) of the Credit Agreement is
         --------------------------  --------------
hereby amended to state in its entirety as follows:

     "(c) Action with Non Guarantors and Non Collateral Guarantors.
          --------------------------------------------------------

               (i) Subject to clauses (v) and (vi) below, neither the Borrower nor any Collateral Guarantor shall purchase or acquire, or make any commitment therefor, any capital stock, equity interest or other securities of, or any interest in, any existing Affiliate (other than a Tier One Collateral Guarantor), or make or commit to make any capital contribution to, or any investment in, any existing Affiliate (other than a Tier One Collateral Guarantor).

               (ii) Subject to clauses (v) and (vi) below, neither the Borrower nor any Guarantor shall make any loan, advance, extension of credit or transfer or sell any assets to any Affiliate (other than the Borrower or a Tier One Collateral Guarantor).

               (iii) Subject to clauses (v) and (vi) below, no Guarantor shall declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock, or purchase, redeem, or otherwise acquire for value any shares of its capital stock or any warrants, rights or options to acquire such shares, now or hereafter outstanding, unless all such payments or distributions are made directly or indirectly to the Borrower or a Tier One Collateral Guarantor (it being understood that a payment or distribution is made indirectly to the Borrower or Tier One Collateral Guarantor if all the proceeds thereof are in fact received by the Borrower or a Tier One Collateral Guarantor); provided, that such payments and distributions may also be made by a Non Collateral Guarantor directly or indirectly to a Non Collateral Guarantor or a Tier Two Collateral Guarantor directly or indirectly to a Tier Two Collateral Guarantor.

               (iv) Subject to clauses (v) and (vi) below, neither the Borrower nor any Collateral Guarantor shall make any payments on Debt to any Affiliate other than payments to the Borrower or a Tier One Collateral Guarantor.

               (v) The Borrower and the Guarantors may make purchases, acquisitions, commitments, capital contributions, loans, advances, extensions of credit, transfers of assets, sales of assets, declarations of dividends, payments and distributions otherwise prohibited under clauses (i) - (iv) involving transfers of funds or other assets to Non Collateral Guarantors, so long as the sum of all the foregoing shall not exceed $5,000,000 in any Fiscal Year. In addition, the Borrower and the Guarantors may make investments in APW Shangai Ltd. up to

          $7,500,000 in cash and up to $2,500,000 by transfer of assets in the aggregate after the date hereof.

               (vi) The Borrower and the Guarantors may make purchases, acquisitions, commitments, capital contributions, loans, advances, extensions of credit, transfers of assets, sales of assets, declarations of dividends, payments and distributions otherwise prohibited under clause (i) - (iv) involving transfers of funds or other assets to Tier Two Collateral Guarantors, so long as the sum of all the foregoing shall not exceed $5,000,000 after the date hereof less repayments thereof to the Borrower and the Guarantors."

     1.7 Transfer of Assets. Section 3.7 of the Credit Agreement is hereby
         ------------------  -----------
amended to state in its entirety as follows:

          "3.7 Transfer of Assets. The Borrower shall not, and shall not permit,
               ------------------
     any Subsidiary, to sell, lease or transfer assets in which the Administrative Agent has a perfected security interest to the Borrower, a Subsidiary or an Affiliate, if the effect is to cause the Administrative Agent to no longer have a valid first priority perfected security interest (subject to the UK/US Intercreditor Agreement), except for transfers permitted under Section 3.1(c)(v) up to the amounts permitted in such
                     -----------------
     Section 3.1(c)(v) and Section 3.1(c)(vi)."
     -----------------     ------------------

     1.8 Reports. Section 7.1 of the Credit Agreement is hereby amended by
         -------  -----------
relettering clause (m) as clause (o) and inserting the following clauses in proper order:

          "(m) Restructuring Actions. Within 15 days after each month, a written
               ---------------------
     summary of all restructuring actions taken during such month, in such detail as reasonably acceptable to the Administrative Agent.

          (n) Net Proceeds. Promptly upon receipt of any Net Proceeds or Net
              ------------
     Issuance Process requiring a reduction of Commitments under Section 2.8, a
                                                                 -----------
     certificate of an Authorized Officer calculating such Net Proceeds or Net Issuance Proceeds and the required Commitment reductions, in such detail as reasonably acceptable to the Administrative Agent."

     1.9 Quarterly Financial Covenants. Schedules 7.6(a)(i), 7.6(a)(ii),
         -----------------------------  -------------------  ----------
7.6(a)(iii) and 7.6(a)(iv) to the Credit Agreement shall be restated in their
-----------     ----------
entirety to state as set forth in Schedules 7.6(a)(i), 7.6(a)(ii), 7.6(a)(iii)
                                  -------------------  ----------  -----------
and 7.6(a)(iv) hereto respectively.
    ----------

     1.10 Monthly Financial Covenant. Section 7.6(b) of the Credit Agreement is
          --------------------------  --------------
hereby amended to state in its entirety as follows:

          "(b) Monthly Financial Covenant. The Borrower shall not permit revenue
               --------------------------
     amounts for itself and its Subsidiaries as at any month end for the three months then ending to be less than the amount set forth in Schedule 7.6(b). After compliance with this covenant through February 28, 2002, the Borrower may request that the monthly financial covenant in this Section 7.6(b) be waived by the Required Banks."

     1.11 Schedule 7.6(b). Schedule 7.6(b) to the Credit Agreement shall be
          ---------------  ---------------
restated in its entirety as set forth in Schedule 7.6(b) hereto.
                                         ---------------

     1.12 Sales of Assets. Section 7.20(c) of the Credit Agreement is hereby
          ---------------  ---------------
amended to state in its entirety as follows:

          "(c) so long as no Event of Default or Default exists or would result therefrom, any sale, transfer, conveyance or lease of any other asset for cash provided that the aggregate book value (disregarding any write-downs of such book value other than ordinary depreciation and amortization) of all assets disposed of by the Borrower and its Subsidiaries pursuant to this clause (c) does not exceed 10% of Tangible Net Assets of the Borrower
          ----------
     and its Subsidiaries (measured as of the last day of the most recently ended Fiscal Year). The Administrative Agent shall, at the request of the Borrower and without any requirement for approval from the Banks, release any Lien on Collateral sold pursuant to Section 7.20(c). In connection with any action permitted under this clause (c), the Borrower will deliver a certificate to the Administrative Agent calculating compliance with this clause (c)."

     1.13 Investments. Section 7.21(c) of the Credit Agreement is hereby amended
          -----------  ---------------
to state in its entirety as follows:

          "(c) Investments by the Borrower in any of its Subsidiaries or by any of its Subsidiaries in another of its Subsidiaries, except as prohibited under Article III;"

     1.14 Limitation on Debt and Subsidiary Debt. Section 7.22 of the Credit
          --------------------------------------  ------------
Agreement is hereby amended to state in its entirety as follows:

          "7.22 Limitation on Debt and Subsidiary Debt. The Borrower shall not,
                --------------------------------------
     and shall not suffer or permit any Subsidiary to, create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to any Debt of the Borrower and Subsidiaries other than Debt associated with the Receivables Securitization, the UK Debt, the Obligations, Debt listed on attached Schedule 7.22, additional Debt not to exceed $7,500,000 at any time outstanding and Debt to the Borrower or a Guarantor to the extent the loan by the Borrower or Guarantor would be permitted under Section 3.1(c)."
                     --------------

     1.15 Business Plan. The Borrower shall deliver to the Administrative Agent
          -------------
and each Bank on or before April 30, 2002 a business plan for the 2003 Fiscal Year and shall agree on or before July 31, 2002 to financial covenants for the 2003 Fiscal Year satisfactory to the Required Banks.

     SECTION 2 AUTHORIZATION. The Administrative Agent is hereby authorized to enter into amendments (a) to the Security Agreement to permit transfers of assets outside the United States so long as the Administrative Agent continues to have a first priority security interest or charge therein (subject to the UK/US Intercreditor Agreement) or if such transfer is otherwise permitted under
Article III hereof, (b) to the Debentures to permit lease amendments without
-----------
approval of the Administrative Agent or any Banks and to permit transfers of assets so long as the Administrative Agent continues to have a first priority security interest or charge therein (subject to the UK/US Intercreditor Agreement) or if such transfer is otherwise permitted under Article III hereof
                                                            -----------
and (c) to the other Collateral Documents consistent with clauses (a) and (b).

     SECTION 3 CONDITIONS PRECEDENT. This Amendment shall become effective when each of the conditions precedent set forth in this Section 3 shall have been
                                                   ---------
satisfied, and notice thereof shall have been given by the Agent to the Borrower and the Lenders.

     3.1 Receipt of Documents. The Administrative Agent shall have received all
         --------------------
of the following documents duly executed, dated the date hereof or such other date as shall be acceptable to the Administrative Agent, and in form and substance satisfactory the Administrative Agent:

          (a) Amendment. This Amendment, duly executed by the Borrower, the
              ---------
     Administrative Agent and the Required Lenders.

          (b) Consents. Consents of all Guarantors hereto.
              --------

          (c) UK Facility. Amendments to the UK Facility in form satisfactory to
              -----------
     the Administrative Agent consistent herewith.

          (d) UK/US Intercreditor Agreement. An amendment to the UK/US
              -----------------------------
     Intercreditor Agreement in substantially the form attached hereto as Exhibit A.
     ---------

     3.2 Fees. The Borrower shall have paid:
         ----

          (a) Amendment Fee. An amendment fee to each Bank executing and
              -------------
     delivering this Amendment prior to 12:00 p.m., Central time, on September 27, 2001 of 10 basis points on its Commitment.

          (b) Administrative Agent's Fee. A fee to the Administrative Agent for
              --------------------------
     its own account in the amount agreed to between the Borrower and the Administrative Agent.

          (c) Expenses. All accrued and unpaid fees, costs and expenses to the
              --------
     extent then due and payable, together with Attorney Costs of Bank of America to the extent invoiced, and fees and expenses of the Administrative Agent's Consultant including such additional amounts as shall be necessary to ensure any such costs, fees and expenses arising under or referenced in Sections 2.13 and 10.5 of the Credit Agreement plus $150,000 to the
     -------------     ----
     Administrative Agent's Consultant and $150,000 to Mayer, Brown & Platt on retainer for further fees and expenses.

     SECTION 4 REPRESENTATIONS AND WARRANTIES. To induce the Banks and the Administrative Agent to enter into this Amendment, the Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in the Credit Agreement and the other Loan Documents, and the Borrower additionally represents and warrants to the Administrative Agent and each Banks as follows:

     4.1 Due Authorization, Non-Contravention, etc. The execution, delivery and
         -----------------------------------------
performance by the Borrower of this Amendment are within the Borrower's corporate powers, have been duly authorized by all necessary corporation action, and do not

          (a) contravene the Borrower's Organic Documents;

          (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower; or

          (c) result in, or require the creation or imposition of, any Lien on any of the Borrower's properties.

     4.2 Governmental Approval, Regulation, etc. No authorization or approval or
         --------------------------------------
other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrower of this Amendment.

     4.3 Validity, etc. This Amendment constitutes the legal, valid and binding
         -------------
obligation of the Borrower enforceable in accordance with its terms, except to the extent enforceability thereof is limited by bankruptcy, insolvency or other laws relating to, or affecting enforcement of, creditors' rights in general, and general principles of equity.

     SECTION 5 MISCELLANEOUS.

     5.1 Continuing Effectiveness, etc. This Amendment shall be deemed to be an
         -----------------------------
amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Credit Agreement in the Loan Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Credit Agreement as amended hereby.

     5.2 Payment of Costs and Expenses. The Borrower agrees to pay on demand all
         -----------------------------
expenses of the Administrative Agent (including the fees and out-of-pocket expenses of counsel to the Administrative Agent) in connection with the negotiation, preparation, execution and delivery of this Amendment.

     5.3 Severability. Any provision of this Amendment which is prohibited or
         ------------
unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

     5.4 Headings. The various headings of this Amendment are inserted for
         --------
convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

     5.5 Execution in Counterparts. This Amendment may be executed by the
         -------------------------
parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     5.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE
         -------------
UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     5.7 Successors and Assigns. This Amendment shall be binding upon and shall
         ----------------------
inure to the benefit of the parties hereto and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                      APW LTD.

                                      By /s/ Richard D. Carroll
                                        ----------------------------------------
                                          Title: Vice President and Chief
                                                 Financial Officer
                                                --------------------------------

                                      BANK OF AMERICA, N.A.,
                                        individually and as Administrative Agent

                                      By /s/ M. Duncan McDuffler
                                        ----------------------------------------
                                          Title: M. Duncan McDuffler
                                                 -------------------------------
                                                 Managing Director

                                      BANK ONE, NA (Main Office Chicago) as
                                      Syndication Agent and as a Bank

                                      By /s/ Thomas T. Bower
                                        ----------------------------------------
                                          Title: Senior Vice President
                                                --------------------------------

                                      THE CHASE MANHATTAN BANK, as
                                      Documentation Agent and a Bank

                                      By /s/ Michael Lancia
                                        ----------------------------------------
                                          Title: Vice President
                                                --------------------------------

                                       ROYAL BANK OF SCOTLAND, PLC

                                       By: /s/ T. J. Smith
                                          --------------------------------------
                                       Name: T. J. Smith
                                       Title: Senior Manager, SLS

                                       FIRST UNION NATIONAL BANK

                                       By: /s/ Joel Thomas
                                          --------------------------------------
                                       Name: Joel Thomas
                                       Title: Vice President

                                      WILLIAM E. SIMON & SONS SPECIAL
                                      SITUATIONS PARTNERS II, L.P.

                                      By: /s/ DALE LESHAW
                                          --------------------------------------
                                      Name:  Dale Leshaw
                                      Title: Principal

                                           LASALLE BANK NATIONAL ASSOCIATION

                                       By: /s/ Margaret P. Heger
                                          --------------------------------------
                                       Name:  Margaret P. Heger
                                       Title: First Vice President

                                           THE BANK OF TOKYO-MITSUISHI, LTD.,
                                           CHICAGO BRANCH

                                      By: /s/ Shinichiro Munechika
                                         --------------------------------------
                                      Name:  Shinichiro Munechika
                                      Title: Deputy General Manager

                                          CREDIT LYONNAIS CHICAGO BRANCH

                                      By: /s/ MARY ANN KLEMM
                                         --------------------------------------
                                      Name:  MARY ANN KLEMM
                                      Title: VICE PRESIDENT
                                            -----------------------------------

                                          U.S. BANK NATIONAL ASSOCIATION

                                      By:
                                         --------------------------------------
                                      Name:
                                      Title:

                                          FIRSTAR BANK, N.A.

                                      By:
                                         --------------------------------------
                                      Name:
                                      Title:
                                                Its Attorney-In-Fact

                                       THE FUJI BANK, LIMITED

                                       By: /s/ Peter L. Chinnici
                                          --------------------------------------
                                       Name: Peter L. Chinnici
                                       Title: Senior Vice President & Group Head

                                       FLEET NATIONAL BANK

                                       By: /s/ Margot Doering
                                          --------------------------------------
                                       Name: Margot Doering
                                       Title: Vice President

                                       THE DAI-ICHI KANGYO BANK, LTD.

                                       By: /s/ N. Fukatsu
                                          --------------------------------------
                                       Name: Nobuyasu Fukatsu
                                       Title: General Manager

                                       M&I MARSHALL & ILSLEY BANK

                                       By: /s/ Michael Vellon
                                          --------------------------------------
                                       Name: Michael Vellon
                                       Title: VP

                                       By: /s/ Mark A. Hogan
                                          --------------------------------------
                                       Name: Mark A. Hogan
                                       Title: SSP

                                       BNP PARIBAS

                                       By: /s/ Duane P. Helkowski
                                          --------------------------------------
                                       Name: Duane P. Helkowski
                                       Title: Director

                                       By: /s/ Shayn P. March
                                          --------------------------------------
                                       Name: Shayn P. Marck
                                       Title: Vice President

                                           SOCIETE GENERALE

                                       By:
                                          --------------------------------------
                                      Name:
                                     Title:

                                       WACHOVIA BANK, N.A.

                                       By: /s/ Edward H. Hutchison
                                          --------------------------------------
                                       Name: Edward H. Hutchison
                                       Title: Sr. Vice Pres./Group Exec.

                                       SUMITOMO MITSUI BANKING CORPORATION

                                       By: /s/ Peter R.C. Knight
                                          --------------------------------------
                                       Name: Peter R.C. Knight
                                       Title: Senior Vice President

                                           THE MITSUBISHI TRUST & BANKING
                                           CORPORATION

                                       By:
                                          --------------------------------------
                                      Name:
                                     Title:

                                       GOLDMAN SACHS CREDIT PARTNERS L.P.

                                       By: /s/ MARK DENATALE
                                          --------------------------------------
                                       Name: MARK DENATALE
                                       Title: AUTHORIZED SIGNATORY

                              AGREEMENT AND CONSENT


     The undersigned Guarantors hereby agree and consent to the terms and provisions of the foregoing First Amendment to Credit Agreement, and agree that the Loan Documents executed by the undersigned Guarantors shall remain in full force and effect notwithstanding the provisions of the foregoing First Amendment to Credit Agreement.

     Dated: September 27, 2001

                                           APW NORTH AMERICA INC.

                                           By:/s/ James Maxwell
                                              ----------------------------------
                                           Name:  James Maxwell
                                           Title: Treasurer

                                      APW ENCLOSURE SYSTEMS, INC.
                                      APW ENCLOSURE SYSTEMS HOLDING, INC.
                                      APW WRIGHT LINE LLC
                                      APW-ERIE, INC.
                                      ASPEN MOTION TECHNOLOGIES INC.
                                      CAMBRIDGE AEROFLO, INC.
                                      EDER INDUSTRIES INC.
                                      ELECTRONIC SOLUTIONS
                                      INNOVATIVE METAL FABRICATION, INC.
                                      MCLEN WEST INC.
                                      MCLEAN MIDWEST CORPORATION
                                      METAL ARTS MANUFACTURING, INC.
                                      PRECISION FABRICATION
                                           TECHNOLOGIES INC.
                                      VERO ELECTRONICS, INC.
                                      ZERO-EAST DIVISION, ZERO CORPORATION

                                      By: /s/ James Maxwell
                                         ---------------------------------------
                                      Name: JAMES MAXWELL
                                      Title: TREASURER, ASSISTANT TREASURER,
                                      or CFO, as applicable

                                      APW ENCLOSURES SYSTEMS, LP by APW
                                      ENCLOSURE SYSTEMS HOLDING,
                                      INC., its General Partner

                                      By: /s/ James Maxwell
                                         ---------------------------------------
                                      Name: JAMES MAXWELL
                                      Title: TREASURER

                                      APPLIED POWER LTD.
                                      APW ELECTRONICS INVESTMENTS OVERSEAS LTD.
                                      APW ELECTRONICS LTD.
                                      APW ENCLOSURE SYSTEMS HOLDINGS LTD.
                                      APW ENCLOSURE SYSTEMS (UK) LTD.

                                      By: /s/ Samantha Louise Kirby
                                         ---------------------------------------
                                      Name: Samantha Louise Kirby
                                      Title: Company Secretary

                                      APW ENCLOSURES (DUBLIN) LIMITED

                                      By: /s/ Richard D. Carroll
                                          --------------------------------------
                                      Name: Richard D. Carroll
                                      Title: Vice President

                                      APW GALWAY LIMITED

                                      By: /s/ Samantha Louise Kirby
                                          --------------------------------------
                                      Name: Samantha Louise Kirby
                                      Title: Director

                                      HOERMANN SECURITY SYSTEMS LTD.

                                      By: /s/ Richard D. Carroll
                                          --------------------------------------
                                      Name:  Richard D. Carroll
                                      Title: Vice President

                                      APW POWER SUPPLIES LTD.

                                      By: /s/ Richard D. Carroll
                                          --------------------------------------
                                      Name:  Richard D. Carroll
                                      Title: Vice President

                                      APW NEW FOREST LIMITED

                                      By: /s/ Samantha Louise Kirby
                                          --------------------------------------
                                      Name:  Samantha Louise Kirby
                                      Title: Director

                                      TOWERFLAME LIMITED

                                      By: /s/ Richard D. Carroll
                                          --------------------------------------
                                      Name:  Richard D. Carroll
                                      Title: Vice President

                                      APW ELECTRONICS GROUP PLC

                                      By: /s/ Samantha Louise Kirby
                                          --------------------------------------
                                      Name:  Samantha Louise Kirby
                                      Title: Company Secretary

                                      APW ENCLOSURE PRODUCTS AND SYSTEMS LIMITED

                                      By: /s/ Samantha Louise Kirby
                                          --------------------------------------
                                      Name:  Samantha Louise Kirby
                                      Title: Company Secretary

                                      APW ENCLOSURE SYSTEMS PLC

                                      By: /s/ Samantha Louise Kirby
                                          --------------------------------------
                                      Name:  Samantha Louise Kirby
                                      Title: Company Secretary

                                      AIR CARGO EQUIPMENT (UK) LIMITED

                                      By: /s/ Richard D. Carroll
                                          -----------------------------------
                                      Name:   Richard D. Carroll
                                      Title:  Vice President

                                      APW Enclosures Limited

                                      By: /s/ Richard D. Carroll
                                          --------------------------------------
                                      Name:   Richard D. Carroll
                                      Title:  Vice President

                                      HOERMANN ELECTRONICS LIMITED

                                      By: /s/ Richard D. Carroll
                                          --------------------------------------
                                      Name: Richard D. Carroll
                                      Title: Vice President

                                      WRIGHT LINE EUROPE B.V.

                                      By: /s/ Richard D. Carroll
                                          --------------------------------------
                                      Name: Richard D. Carroll
                                      Title: Vice President

                                      APW NETHERLANDS B.V.

                                      By: /s/ Samantha Louise Kirby
                                          --------------------------------------
                                      Name: Samantha Louise Kirby
                                      Title: Director

                                      APW HOLDING B.V.

                                      By: /s/ Richard D. Carroll
                                          --------------------------------------
                                      Name: Richard D. Carroll
                                      Title: Vice President

                                      APW PRODUCTS AND SYSTEMS B.V.

                                      By: /s/ Samantha Louise Kirby
                                          --------------------------------------
                                      Name:   Samantha Louise Kirby
                                      Title:  Director

                                      CIPRESMAD HUNGARY GROUP FINANCING LLC

                                      By: /s/ [illegible in Original]
                                          --------------------------------------
                                      Name:
                                      Title:

                                      APW ELECTRONICS GMBH

                                      By: /s/ Richard D. Carroll
                                          --------------------------------------
                                      Name:   Richard D. Carroll
                                      Title:  Vice President

                                      CIPRESMAD-CONSULTORES E SERVICOS, LTD.

                                      By: /s/ [illegible in original]
                                          --------------------------------------
                                      Name:
                                      Title:

                               Schedule 7.6(a)(i)
                               ------------------

---------------------------------------------------------------------------------------------------------------
EBITDARR:                                                  Q102           Q202            Q302            Q402
                                                           ----           ----            ----            ----
---------------------------------------------------------------------------------------------------------------
EBITDA (per Income Statement)                            32,721         14,697          29,581          36,756
     - Adjusted for "Other Expenses"                          -             45              44              44
EBITDA (adjusted for "Other Expenses")                   32,721         14,652          29,537          36,712
     - Less Gain on Asset Sale                          (24,000)             -               -               -
EBITDA, less Gain on Asset Sale                           8,721         14,652          29,537          36,712
     + GAAP Restructuring Expense                         8,925          2,503               -               -
     + Non-GAAP Restructuring Expense                     2,802          3,437               2               -
                                              =================================================================
EBITDARR, less Gain on Asset Sale                        20,448         20,592          29,539          36,712


                                                     1Q Rolling     2Q Rolling      3Q Rolling      4Q Rolling
                                                     ----------     ----------      ----------      ----------
Rolling EBITDARR                                         20,448         41,040          70,579         107,290

Total not Less Than                                      13,948         31,040          60,579          97,290

                               Schedule 7.6(a)(ii)
                               -------------------

--------------------------------------------------------------------------------------------------------------
Non - GAAP Restructuring expenses:                      Q1 02E         Q2 02E          Q3 02E          Q4 02E
                                                        ------         ------          ------          ------
--------------------------------------------------------------------------------------------------------------
Non - GAAP Restructuring                                 2,802          3,437               2               0

                       Write-off of Assets               2,173          1,780           1,430               0

Total Non - GAAP Restructuring                           4,975          5,217           1,432               0

Non - GAAP Restructuring (cumulative)                    4,975         10,192          11,624          11,624

Non - GAAP Restructuring Covenant -not to exceed         7,500         11,000          12,500          12,500

                              Schedule 7.6(a)(iii)
                              --------------------

-------------------------------------------------------------------------------------------------------------------
GAAP Restructuring expenses:                            Q1 02E          Q2 02E         Q3 02E          Q4 02E
                                                        ------          ------         ------          ------
-------------------------------------------------------------------------------------------------------------------
GAAP Restructuring                                       8,925           2,503              0               0

GAAP Restructuring (cumulative)                          8,925          11,428         11,428          11,428

GAAP Restructuring Covenant -not to exceed              12,500          12,500         12,500          12,500

                               Schedule 7.6(a)(iv)
                               -------------------

---------------------------------------------------------------------------------------------------------------
Free Cash Flow:                                         Q1 02E          Q2 02E         Q3 02E          Q4 02E
                                                        ------          ------         ------          ------
---------------------------------------------------------------------------------------------------------------
Cash Flow                                                 (608)        (9,677)         (5,289)          13,448

Cash Flow (Cumulative)                                    (608)       (10,285)        (15,574)         (2,126)

Cumulative Cash Flow Covenant Minimum                   (7,108)       (18,785)        (25,574)        (12,126)

                                 Schedule 7.6(b)
                                 ---------------

----------------------------------------------------------------------------------------------------------------
Rolling 3-month Revenue Test                           Q4 01E      Q1 02E       Q2 02E       Q3 02E       Q4 02E
                                                       ------      ------       ------       ------       ------
----------------------------------------------------------------------------------------------------------------
 Revenue Projections                                  290,200     285,000      280,000      310,000      335,000

Month 1                                       30%      87,060      85,500       84,000       93,000      100,500
Month 2                                       60%     174,120     171,000      168,000      186,000      201,000
Month 3                                       90%     261,180     256,500      252,000      279,000      301,500

Monthly Sales Covenant                                            256,500      252,000      279,000      301,500
          (3 month rolling)
September 2001                                                    259,620
October 2001                                                      258,060
November 2001                                                     256,500
December 2001                                                     255,000
January 2002                                                      253,500
February 2002                                                     252,000
March 2002                                                        261,000
April 2002                                                        270,000
May 2002                                                          279,000
June 2002                                                         286,500
July 2002                                                         294,000
August 2002                                                       301,500